WILLIAMS LAW GROUP, P.A.
                               2503 W. Gardner Ct.
                                 Tampa FL 33611
                               Phone: 813-831-9348
                                Fax: 813-832-5284
                         e-mail: wmslaw@tampabay.rr.com

September 14, 2005

Ms. Maryse Mills-Apenteng
United States Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549-0408

      Re: Stock Market Solutions, Inc.
          Schedule 14A/Amendment 1

Dear Ms. Mills-Apenteng:

We have enclosed the above Amendment.

With respect to your comments in the latter dated July 22, 2005, please be advised as follows:

1.    The requested information has been included.

2.    We are now going to issue fractional shares.

3. The shares will not be registered. There are only 3 shareholders of TXP. These shares will be issued in reliance upon Section 4(2) of the 1933 Act in view of the following:

      o None of these issuances involved underwriters, underwriting discounts or commissions.

      o Restrictive legends will be placed on all certificates issued as described above.

      o The distribution did not involve general solicitation or advertising.

      o The distribution was made only to investors who were accredited or sophisticated enough to evaluate the risks of the investment. Furthermore, all of the above-referenced persons were provided the opportunity to obtain any additional information, to the extent we possessed such information, necessary to verify the accuracy of the information to which the investors were given access.


Thank you for your consideration.


                                        Sincerely,


                                        /s/ Michael T. Williams, Esq.

                                        Michael T. Williams, Esq.